Current Assets - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Mar. 31, 2012	Dec. 31, 2011
Cash equivalents	$ 646		$ 368	$ 549
Allowance for doubtful accounts	16			15
Receivables from sources other than trade	74			71
Percentage of LIFO inventory	58.00%			59.00%
LIFO inventory current costs	$ 702			$ 742
Increase (decrease) in earnings per share due to effect of LIFO layer	$ (0.01)	$ 0.02